UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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NGP Capital Resources Company
(Name of Registrant as Specified in Its Charter)

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NGP CAPITAL RESOURCES COMPANY
1221 McKinney Street, Suite 2975
Houston, Texas 77010
(713) 752-0062

April 12, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of NGP Capital Resources Company (the “Company”) to be held on Wednesday, May 16, 2007 at 10:30 a.m., local time, at the Downtown Club, The Governor’s Rooms I and II, 1st City Tower, 1100 Caroline Street, Houston, Texas 77010.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect two Class III directors of the Company and to consider such other business as may properly come before the annual meeting. I will also report on the progress of the Company during the past year and respond to stockholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card or voting instruction card and promptly return it in the enclosed pre-paid envelope. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the annual meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

John H. Homier
Chief Executive Officer

NGP CAPITAL RESOURCES COMPANY
1221 McKinney Street, Suite 2975
Houston, Texas 77010
(713) 752-0062

Notice of Annual Meeting of Stockholders
To be Held May 16, 2007

TIME	10:30 a.m. local time on Wednesday, May 16, 2007
PLACE	The Downtown Club, The Governor’s Rooms I and II, 1st City Tower, 1100 Caroline Street, Houston, Texas 77010
ITEMS OF BUSINESS	(1) To elect two Class III directors to hold office until the 2010 annual meeting of stockholders.
(2) To transajct such other business as may properly come before the annual meeting.
RECORD DATE

The Board of Directors has fixed the close of business on March 23, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at this annual meeting and any postponements or adjournments of the meeting.

VOTING BY PROXY

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by mail. For specific instructions, please refer to the Proxy Statement on page 1 and the instructions on the proxy card.

By order of the Board of Directors,

Stephen K. Gardner
Corporate Secretary

April 12, 2007
Houston, Texas

This proxy statement and accompanying proxy card are being distributed on or about April 16, 2007

NGP CAPITAL RESOURCES COMPANY
1221 McKinney Street, Suite 2975
Houston, Texas 77010

PROXY STATEMENT

This proxy statement contains information relating to the annual meeting of NGP Capital Resources Company (the “Company”) to be held on Wednesday, May 16, 2007, beginning at 10:30 a.m., local time, at The Downtown Club, The Governor’s Rooms I and II, 1st City Tower, 1100 Caroline Street, Houston, Texas 77010, and at any postponements or adjournments thereof, and is furnished in connection with the solicitation of proxies by the Board of Directors to be voted at the annual meeting. This proxy statement and accompanying proxy card are first being mailed to stockholders on or about April 16, 2007.

We encourage you to vote your shares, either by voting in person at the meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Company receives it in time for voting at the meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the nominees as directors and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the meeting or any adjournment thereof.

You may change your proxy instructions at any time prior to the vote at the annual meeting. You may accomplish this by submitting a properly executed, later-dated proxy, (which automatically revokes the earlier proxy instructions) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Shares held beneficially in street name (that is, through a broker, bank, or other nominee) may be voted in person by you only if with respect to those shares, you obtain a signed proxy from the record holder (your broker, bank or other nominee is considered the stockholder of record) giving you the right to vote the shares. In addition, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

If you receive more than one proxy or voting instruction card, it means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive. We will announce preliminary voting results at the annual meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ended June 30, 2007.

Cameras, recording devices, and other electronic devices will not be permitted at the meeting. Each stockholder may be asked to present valid identification.

Purpose of Meeting

At our annual meeting, stockholders will be asked to vote upon the election of two Class III directors to serve until the 2010 annual meeting of stockholders and such other business. In addition, the Company’s management will report on the performance of the Company during 2006 and respond to questions from stockholders.

Voting Securities

Only stockholders of record at the close of business on March 23, 2007, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting or any postponements or adjournments thereof. There were 17,422,268 shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of stock outstanding on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered ‘broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

Vote Required

Election of Directors. The election of a director requires the vote of a majority of the shares of stock outstanding. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a majority of the votes, votes to withhold authority and broker non-votes will have the effect of a vote against a nominee.

Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted in favor of or against such matter, although it will be counted as voted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Additional Solicitation. If there are not enough votes to approve the proposal at the meeting, the stockholders who are represented in person or by proxy may adjourn the meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

A stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be paid by the Company. Officers and regular employees of the Company and NGP Investment Advisor, LP, the manager of the Company, may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile, or electronic means. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. We will, upon request, reimburse brokerage firms and others for their responsible expenses in forwarding solicitation material to the beneficial owners of stock.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, there were no persons that owned 25% or more of the outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

The Company’s directors are divided into two groups – interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.

Based on a review of filings with the Securities and Exchange Commission (“SEC”), the Company is aware of the beneficial owners of more than 5% of the outstanding shares of common stock of the Company as follows: Williams, Jones & Associates, LLC, and Burgundy Asset Management Ltd.

The following table shows the amount of common stock of the Company beneficially owned (unless otherwise indicated) as of March 23, 2007, by (1) any person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock of the Company, (2) each director and nominee for director of the Company, (3) the chief executive officer and certain other executive officers of the Company and (4) all directors and executive officers as a group. The number of shares beneficially owned by each entity, person, director, or executive officer is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of March 23, 2007, through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

Unless otherwise noted below, the address of each person listed in the table below is 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class(2)	Dollar Range of Equity Securities Beneficially Owned by Directors(3)(4)(5)(6)

Beneficial owners of more than 5%
Williams, Jones & Associates, LLC(7)	1,347,893	7.74%	N/A
Burgundy Asset Management Ltd.(8)	1,169,184	6.7%	N/A
Independent Directors
Edward W. Blessing	2,000	*	$10,001–$50,000
James R. Latimer, III(9)	2,000	*	$10,001–$50,000
C. Kent Conine	4,000	*	$50,001–$100,000
Interested Directors
David R. Albin	51,995	*	$500,001– 1,000,000
Kenneth A. Hersh	207,938.41	1.2%	Over $1,000,000
Executive Officers
R. Kelly Plato	20,186	*	N/A
John H. Homier	11,593.63	*	N/A
Stephen K. Gardner	0	*	N/A
Directors and Executive Officers as a group (8 persons)	299,713.04	1.7%	N/A

——————

*

Indicates less than one percent.

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(2)

Based on a total of 17,422,268 shares of the Company’s common stock issued and outstanding on March 9, 2007.

(3)

Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(4)

Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

(5)

The dollar range of the equity securities beneficially owned is calculated by multiplying the closing price of the common stock as reported on the Nasdaq Global Market as of March 23, 2007, times the number of shares.

(6)

Includes only shares of the Company. There are no other funds in the family of investment companies.

(7)

The address of Williams, Jones & Associates, LLC is 717 Fifth Avenue, New York, New York 10022.

(8)

The address of Burgundy Asset Management Ltd. is 181 Bay Street, Suite 4510 Toronto, Ontario M5J 2T3.

(9)

Shares are held by the Latimer Companies Trust, the holdings of which Mr. Latimer is deemed to beneficially own.

For the period ended December 31, 2006, none of the Independent Directors or their immediate family members owned any shares of the manager or in any person directly or indirectly controlling, controlled by, or under common control with the manager.

PROPOSAL I – ELECTION OF DIRECTORS

The restated articles of incorporation of the Company provide that the Company will have five directors, which number may be increased or decreased by the Board pursuant to the Company’s bylaws. There are currently five directors, including three independent directors.

The Board is divided into three classes, which we refer to as Class I, Class II and Class III directors. The initial terms of the Class III directors, Mr. Kenneth A. Hersh and Mr. James R. Latimer, III, expire at the Company’s 2007 annual meeting of stockholders, the term of the Class I director, Mr. Edward W. Blessing, expires at the Company’s 2008 annual meeting of stockholders, and the terms of the Class II directors, Mr. David R. Albin and Mr. C. Kent Conine, expire at the Company’s 2009 annual meeting of stockholders. At each annual meeting of stockholders, a class of directors is elected for a term expiring at the annual meeting in the third year following the year of election. Each director holds office until his successor is elected and qualified.

Mr. Kenneth A. Hersh and Mr. James R. Latimer, III have been nominated by the Board to stand for reelection at the meeting to hold office until the Company’s 2010 annual meeting. In the election of the directors, you may vote “For” a nominee or your vote may be “Withheld” with respect to a nominee. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. Both nominees have consented to serve if elected. As of the mailing of these proxy materials, the Board knows of no reason why either nominee would be unable to serve as a director. If, at the time of the annual meeting, the nominee is unable or unwilling to serve as a director of the Company, it is intended that the persons named as proxies will vote to elect a substitute nominee designated by the Board.

The Board unanimously recommends that each stockholder vote “FOR” the election of each of Mr. Hersh and Mr. Latimer as Class III directors. The affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon is required to elect each Class III director.

Information about the Nominees and Directors

Certain information with respect to the Class III nominees for election at the meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company. Both of the nominees for Class III currently serve as directors of the Company.

Current Board of Directors(1)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)

Independent Directors
Edward W. Blessing 8235 Douglas Ave., Suite 1325 Dallas, Texas 75225 Age 70	Director	Three years; director since 2004

Managing director and founder of Blessing Petroleum Group, LLC, a holding company that develops and finances domestic and international petroleum exploration and development prospects, which he founded in 1989.

None
C. Kent Conine 53 Town & Country Blvd. Suite 190 Frisco, Texas 75034 Age 51	Director	Three years; director since 2004

President of Conine Residential Group, a firm specializing in multi-family, single-family home building and single-family subdivision development. He is the immediate past President of the National Association of Homebuilders.

None
James R. Latimer, III 2602 McKinney, Suite 400 Dallas, Texas 75204 Age 61	Director	Three years; director since 2004	Since 1993 he has headed Explore Horizons, Incorporated, a privately-held exploration and production company based in Dallas, Texas.	Enron Creditors Recovery Corp.
Interested Directors(3)
David R. Albin 100 N. Guadalupe Street Suite 205 Santa Fe, New Mexico 87501 Age 47	Director	Three years; director since 2004	A Director of NGP Energy Capital Management, L.L.C. and a Managing Partner of the Natural Gas Partners funds.	Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P.
Kenneth A. Hersh Suite 600, 125 East John Carpenter Freeway Irving, Texas 75062 Age 44	Director, Chairman of the Board	Three years; director since 2004	Chief Executive Officer of NGP Energy Capital Management, L.L.C. and a Managing Partner of the Natural Gas Partners funds.	Energy Transfer Partners, L.P., Energy Transfer Equity, L.P., and Eagle Rock Energy Partners, L.P.

——————

(1)

There are no other funds in the fund complex.

(2)

No director otherwise serves as a director of an investment company subject to the 1940 Act.

(3)

Director is an “interested director” (as defined in the 1940 Act). Mr. Albin and Mr. Hersh are deemed to be interested directors by reason of their affiliations with the Company’s manager, NGP Investment Advisor, LP.

Meetings of the Board of Directors and Committees

The Board provides overall guidance and supervision with respect to the operations of the Company and performs the various duties imposed on the directors of business development companies by the Investment Company Act of 1940 (the “1940 Act”). Among other things, the Board supervises the management arrangements of the Company, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding, and transactions with affiliates. All actions taken by the Board are taken by majority vote unless a higher percentage is required by law or unless the 1940 Act or the Company’s restated articles of incorporation or bylaws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the 1940 Act).

During 2006, the Board met ten times and took action two times by written consent in lieu of meeting. Each director attended at least 75% of all meetings held by the Board or the committees of the Board on which he served. The Company has adopted a policy about directors’ attendance at the annual meeting of stockholders, which states that the Company expects its directors to attend the annual meetings of it stockholders.

The Board has four standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, and a Valuation Committee. The members of the Board of Directors on the date of this proxy statement and the committees of the Board on which they serve, are identified below.

Director	Audit Committee	Compensation Committee	Valuation Committee	Nominating and Corporate Governance Committee

David R. Albin
Edward W. Blessing	*	*		*
C. Kent Conine	*	*		*
Kenneth A. Hersh			*
James R. Latimer, III	*	*	*	*

There are no family relationships between any of the nominees or between any of the nominees and any executive officer of the Company.

Audit Committee. The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The charter of the Audit Committee sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit the accounts and records of the Company; reviewing and discussing with management and the auditors the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the auditors the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors.

Each member of the Audit Committee is independent within the meaning of SEC regulations and the Nasdaq National Market qualitative listing requirements and is able to read and understand fundamental financial statements, including the statement of net assets, statement of operations, statement of changes in net assets, and cash flow statement. No member of the Audit Committee has participated in the preparation of the financial statements at any time during the past three years. Mr. Latimer, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined that he has past experience in finance or accounting that results in his financial sophistication within the meaning of the Nasdaq National Market qualitative listing requirements. The Audit Committee met nine times during 2006.

Compensation Committee. The functions of the Compensation Committee are described below under the heading “Executive Compensation – The Compensation Committee and Insider Participation.” The charter of the Compensation Committee is available on the Company’s website (www.ngpcrc.com). The Committee did not meet during 2006. All members of the Committee are independent within the meaning of the Nasdaq National Market qualitative listing requirements.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance. The Committee selects individuals for nomination to the Board of Directors. In addition, the Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board’s annual review of director independence. The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Company and overseeing the management of the Company. The charter of the Nominating and Corporate Governance Committee is available on the Company’s website (www.ngpcrc.com). The Committee met four times during 2006.

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary or any member of the Nominating and Corporate Governance Committee in writing in care of NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010. To be considered by the Nominating and Corporate Governance Committee, stockholder nominations must be submitted before the fiscal year-end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. The Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company’s bylaws relating to stockholder nominations as described in “Additional Information — Advance Notice Procedures,” below. Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors considered by the Committee. If the Committee determines, in consultation with the other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. The Chairman of the Committee and the Chairman of the Board will then interview a qualified candidate. A qualified candidate is then invited to meet the remaining members of the Committee and the other directors. The Committee then determines, based on the background information and information obtained in interviews, whether to recommend to the Board that a candidate be nominated to the Board.

The Committee believes a prospective nominee for director should, at a minimum, satisfy the following standards and qualifications and evaluates prospective nominees accordingly:

•

the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•

the prospective nominee’s standards of integrity, commitment, and independence of thought and judgment;

•

the prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•

the extent to which the prospective nominee contributes to the range of talent, skill, and expertise appropriate for the Board.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the need for Audit Committee expertise. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

All of the members of the Committee are independent within the meaning of SEC regulations and the Nasdaq National Market qualitative listing requirements. No member of the Committee is an “interested person” of the Company as defined in the 1940 Act.

Valuation Committee. The function of the Valuation Committee is to aid the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market valuations are not readily available. The Committee met five times during in 2006.

Communications with the Board

The Company provides a means for stockholders to communicate with the Board. Stockholders may address correspondence to the Board as a whole or individual Board members relating to the Company via e-mail at investor_relations@ngpcrc.com. The Company’s Secretary will then forward the correspondence to the addressee. Correspondence may also be directed via the Company’s address, NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded to the attention of the addressee. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors,” “Independent Directors,” or “Non-Management Directors” will be forwarded or delivered to the Independent Directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls, or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Corporate Governance.

The Company is a Maryland corporation subject to the provisions of the Maryland General Corporation Law. The Company’s day-to-day operations and requirements as to the place and time, conduct, and voting, at a meeting of stockholders are governed by the Company’s restated articles of incorporation and bylaws, the provisions of the Maryland General Corporation Law, and the provisions of the 1940 Act. A copy of the restated articles of incorporation and bylaws, corporate governance guidelines, and the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees may be obtained by writing to the Corporate Secretary, 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, and all employees, officers and directors. The Company has posted a copy of its code of ethics on its website (www.ngpcrc.com).

Independent Directors

The Board undertook its annual review of director independence in January 2007. During this review, the Board considered transactions and relationships between each director or any member of his immediate family and the Company. The Board also examined transactions and relationships between directors or their affiliates and members of the Company’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that all of the directors are independent of the Company and its management with the exception of David R. Albin and Kenneth A. Hersh. Messrs. Albin and Hersh are considered inside directors because of their employment as senior executives and owners of NGP Energy Capital Management, LLC, which is the sole limited partner of NGP Investment Advisor, LP, the manager.

Information about the Executive Officers of the Company

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

John H. Homier 1221 McKinney St., Ste 2975 Houston, Texas 77010 Age: 55	President and Chief Executive Officer	One year; President and CEO since 2004

President and Chief Executive Officer of the Company since July 2004. From January 2003 to July 2004, he was a partner in M1 Energy Capital Securities. From December 1999 to December 2002, he was a managing director of Deutsche Bank.

Stephen K. Gardner 1221 McKinney St., Ste 2975 Houston, Texas 77010 Age: 47	Chief Financial Officer and Treasurer	One year; Officer since 2004

Chief Financial Officer and Treasurer of the Company since December 2005; Corporate Secretary since September 2006. Director of Finance of the Company from October 2004 to December 2005. From September 2002 to May 2004, he was Chief Financial Officer of Dunhill Resources, Inc., a privately-held oil and gas production company, which hired him to address its over-levered financial condition. In August of 2003, certain unsecured creditors filed an involuntary petition in Federal Bankruptcy Court, which petition was soon converted to voluntary. Mr. Gardner managed this company through the bankruptcy process until a Trustee was appointed. Prior to September 2002, he served as president of a private construction firm.

R. Kelly Plato 1221 McKinney St., Ste 2975 Houston, Texas 77010 Age: 37	Senior Vice President	One year; Officer since 2006

Senior Vice President of the Company since December 2006 after joining the Company in February 2005. Director of Rubicon Energy Partners, LLC, one of the Company’s portfolio companies since July 2006. From March 2003 to February 2005, he was a partner of, Odyssey Energy Capital, LP, a private capital provider to the energy industry and successor to Mirant Americas Energy Capital, LP. From September 2001 to March 2003, he served as Director for Mirant Americas Energy Capital, LP.  From January 1999 until August 2001, Mr. Plato served as Vice-President and Chief Financial Officer of Tri-Union Development Corporation, a privately-held corporation, which filed a voluntary petition under Chapter 11 of the Bankruptcy Code in March 2000. Mr. Plato was hired by this company to manage its restructuring efforts.

Compensation Committee Report on Executive Compensation

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on that review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee

Edward W. Blessing
C. Kent Conine
James R. Latimer, III

Compensation of Executive Officers

The Compensation Committee and Insider Participation

The function of the Compensation Committee is to review and approve the compensation of the Company’s investment advisor relative to performance pursuant to an investment advisory agreement dated November 9, 2004, or, if the Company ceases to have a separate investment advisor and directly compensates its executive officers, the compensation of the Company’s Executive Officers relative to performance. The manager of the Company, NGP Investment Advisor, LP, currently acts as investment adviser to the Company.

Edward W. Blessing, C. Kent Conine, James R. Latimer, III are the members of the Compensation Committee, who have served on the Board of Directors since 2004. Each member of the Compensation Committee is independent within the meaning of the Nasdaq National Market qualitative listing requirements. The charter of the Compensation Committee is available on the Company’s website (www.ngpcrc.com). All of the persons who served on the Committee during 2006 were and still are independent directors of the Company.

Compensation Discussion and Analysis

The Company’s executive officers receive no cash compensation from the Company. The Company has not entered into any employment agreements or any of long-term incentive plans with any of its executive officers. Instead, the Company pays the manager a fee for management services pursuant to the investment advisory agreement. The officers, who are also officers of the manager, are compensated by the manager. See “Investment Advisory Agreement” below.

The Approval Process of the Investment Advisory Agreement and the Administration Agreement

The Board of Directors of the Company, including a majority of the independent directors, at an in-person meeting held on October 25, 2006, reviewed and approved an extension of the investment advisory agreement and the administration agreement through November 9, 2007. The investment advisory agreement and the administration agreement were originally approved by the Board of Directors on November 9, 2004. Both the investment advisory agreement and the administration agreement provide that the agreements shall remain in effect from year-to-year provided such continuance is approved at least annually by the Board of Directors or by the affirmative vote of the holders of a majority of the outstanding voting securities, including, in either case, approval by a majority of the directors who are not interested persons. Please refer to “Compensation of Executive Officers – Investment Advisory Agreement” and “Compensation of Executive Officers – Administration Agreement” below for details.

In reviewing the agreements, the Board received information and considered a variety of factors with respect to the fairness and reasonableness of the compensation to be paid to the manager. Based upon its review of the information provided by the manager and legal counsel, and following extensive discussions, the Board of Directors, including all of the independent directors, concluded that it was satisfied with the nature, extent and quality of the services historically provided and to be provided by the manager, that the amount and structure of the management fee proposed to be paid was reasonable with respect to the services to be provided and that approving the investment advisory agreement and the administration agreement was in the best interests of the Company and the Company’s stockholders, and approved the investment advisory agreement and the administration agreement.

In considering the approval of the investment advisory agreement and the administration agreement, the Board evaluated information and considered various factors, including the following:

•

Services. The board reviewed the nature, extent and quality of the investment advisory and management services proposed to be provided to the Company by the manager and found them sufficient to encompass the range of services necessary for the Company to operate.

•

Comparison of Management Fee to Other Firms. The board reviewed and considered comparative data with respect to the amount and structure of the expenses paid by internally managed business development companies for their operations and the management fee arrangements of other externally-managed business development companies, both those in operation and the proposed fee structure, to the extent publicly available, of business development companies in formation. Specifically, the board considered that the external manager of several operating business development companies with a similar but more generalized investment strategy than the Company’s charge a 2.0% annual base management fee applied to the total assets of the Company, along with an incentive fee structure that is based on a fixed hurdle rate (in some cases at a fixed annual rate of 7% or 8%). Please refer to “Investment Advisory Agreement” for a description of some of the terms used relating to management fees.

•

Experience of Management Team and Personnel. The board considered the extensive experience of the members of the management team with respect to the specific types of investments we make, consisting primarily of combinations of debt and equity of the same issuer, and their past experience with similar kinds of investments. The board discussed numerous aspects of the investment strategy with members of the management team. The board also considered the potential flow of investment opportunities resulting from the numerous relationships of the investment professionals of the Company’s manager, NGP Energy Capital Management, LLC (the owner of the manager of the Company) and its affiliates within the investment community.

•

Provisions of Investment Advisory Agreement and Administration Agreement. The board considered the extent to which the provisions of the investment advisory agreement (other than the fee structure which is discussed above) and the administration agreement were comparable to the investment advisory agreements and the administration agreements of proposed peer group business development companies with similar investment strategies and concluded that their terms were satisfactory and in line with market norms. In addition, the Board concluded that the services to be provided under the administration agreement were reasonably necessary for the Company’s operations, the services to be provided were at least equal to the nature and quality of those provided by the others, and the payment terms were fair and reasonable in light of usual and customary charges.

•

Payment of Expenses. The board considered the manner in which the administrator would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the administration agreement. The board discussed how this structure was comparable to that of other business development companies.

The Board considered the costs incurred by the manager to provide services to us and the profit the manager may realize or the extent to which economies of scale may be realized. Based on the information reviewed and the discussions among the Board members, the Board of Directors, including all of the independent directors who were present at the meeting (representing a majority of all of the Company’s independent directors), approved the investment advisory agreement and the administration agreement and concluded that the management fee rates were reasonable in relation to the services to be provided.

Investment Advisory Agreement

The investments and business of the Company are managed by NGP Investment Advisor, LP, the manager, pursuant to the investment advisory agreement. Subject to the overall supervision of the Board, the manager acts as the Company’s investment adviser and manages the investment and reinvestment of the Company’s assets in accordance with the Company’s investment objectives and policies. Under the terms of the investment advisory agreement, the manager provides any and all investment advisory services necessary for the operation and conduct of the Company’s business.

The manager’s services under the investment advisory agreement are not required to be exclusive, and it is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us for particular investments, so long as its services to us are not impaired by the provision of such services to others. Under the investment advisory agreement and to the extent permitted by the 1940 Act, the manager also offers to provide on the Company’s behalf significant managerial assistance to those portfolio companies to which we are required to offer to provide such assistance under the 1940 Act and who request such assistance from us.

For providing these services, we pay the manager a fee consisting of two components — a base management fee and an incentive fee.

Under the investment advisory agreement, the base management fee is calculated quarterly as 0.45% of the average value of the Company’s total assets as of the end of the two previous quarters, and is payable quarterly in arrears.

The incentive fee under the investment advisory agreement consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of the excess, if any, of the Company’s net investment income for the quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of the Company’s net assets. The Company’s incentive fee does not have a “catch-up feature” component, which is common for other business development companies, and therefore makes the Company’s fee more favorable to stockholders.

For this purpose, net investment income means interest income, dividend income, and any other income (including any other fees, such as commitment, origination, syndication, structuring, diligence, managerial assistance, monitoring, and consulting fees or other fees that we receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, any interest expense and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fee). Net investment income includes, in the case of investments with a deferred interest feature (such as premium and discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Net investment income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation.

The investment income incentive fees earned during the calendar year 2006 were $15,384, and there were no income incentive fees earned during the calendar year 2005. The incentive fees due in any fiscal quarter thereafter will be calculated as follows:

•

no incentive fee in any fiscal quarter in which the Company’s net investment income does not exceed the hurdle rate.

•

20% of the amount of the Company’s net investment income, if any, that exceeds the hurdle rate in any fiscal quarter.

These calculations are appropriately pro rated for any period of less than three months.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), and equals (1) 20% of (a) the Company’s net realized capital gain (realized capital gains less realized capital losses) on a cumulative basis from the closing date of the Company’s initial public offering to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all Capital Gains Fees paid to the manager in prior fiscal years. There were no capital gains incentive fees earned for the year 2006.

Realized capital gains on a security are calculated as the excess of the net amount realized from the sale or other disposition of such security over the amortized cost for the security. Realized capital losses on a security are calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the amortized cost of such security. Unrealized capital depreciation on a security is calculated as the amount by which the original cost of such security exceeds the fair value of such security at the end of a fiscal year. All period-end valuations are determined by us in accordance with GAAP and the 1940 Act.

The manager has agreed that, beginning on November 9, 2006, and to the extent permissible under federal securities laws and regulations, including Regulation M, it will utilize 30% of the fees it receives from the capital gains portion of the incentive fee (up to a maximum of $5 million of fees received in the aggregate) to purchase shares of the Company’s common stock in open market purchases through an independent trustee or agent. Any sales of such stock will comply with any applicable six-month holding period under Section 16(b) of the Securities Act of 1933 and all other restrictions contained in any law or regulation, to the fullest extent applicable to any such sale. Any change in this voluntary agreement will not be implemented without at least 90 days prior notice to stockholders and compliance with all applicable laws and regulations.

The investment advisory agreement was originally approved by the Board of Directors on November 9, 2004. The investment advisory agreement provides that unless terminated earlier as described below, the agreement shall remain in effect from year-to-year after November 9, 2006 provided such continuance is approved at least annually by the Board of Directors or by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, including, in either case, approval by a majority of the directors who are not interested persons. On October 25, 2006, the Board of Directors, including all of the independent directors, approved an extension of the investment advisory agreement through November 9, 2007. The investment advisory agreement may be terminated at any time, without the payment of any penalty, by a vote of the Board of Directors of the Company or the holders of a majority of the Company’s shares on 60 days’ written notice to the manager, and would automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Manager

The manager was formed in 2004 and maintains an office at 1221 McKinney Street, Suite 2975, Houston, Texas 77010. The manager’s sole activity is to perform management and investment advisory services for the Company. The manager is a registered investment adviser under the Investment Advisers Act of 1940.

The executive officers of the manager are:

John H. Homier	President, Chief Executive Officer and Chief Investment Officer
Stephen K. Gardner	Chief Financial Officer, Secretary and Treasurer
R. Kelly Plato	Senior Vice President

For a description of the business background of each of Messrs. Homier, Gardner and Plato see “Information about the Executive Officers of the Company” above.

The sole general partner of the manager is NGP Administration, LLC and the sole limited partner is NGP Energy Capital Management, LLC.

Payment of the Company’s Expenses

Pursuant to the investment advisory agreement, the compensation and routine overhead expenses of the investment professionals of the management team and their respective staffs, when and to the extent engaged in providing management and investment advisory services to us, will be paid for by the manager. We will bear all other costs and expenses of the Company’s operations and transactions.

Administration Agreement

Pursuant to a separate administration agreement, the Administrator, NGP Administration, LLC, furnishes us with office facilities, equipment, and clerical, bookkeeping, and record keeping services at such facilities. Under the administration agreement, the Administrator also performs, or oversees the performance by third parties of, the administrative services required by the Company, which include responsibility for the financial records that we are required to maintain and preparation of reports to the stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing the Company’s net asset value, oversees the preparation and filing of the tax returns of the Company, and the printing and dissemination of reports to the stockholders of the Company and generally oversees the payment of the expenses of the Company and the performance of administrative and professional services rendered to us by others. To the extent permitted under the 1940 Act, the Administrator may also provide, on the Company’s behalf, significant managerial assistance to the portfolio companies. Payments under the administration agreement will be equal to the costs and expenses incurred by the Administrator in connection with administering the business of the Company. The administration agreement may be terminated at any time, without the payment of any penalty, by a vote of the Board of Directors or by the Administrator upon 60 days’ written notice to the other party, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The administration agreement was originally approved by the Board of Directors on November 9, 2004. The administration agreement provides that unless terminated earlier as described below, the agreement will continue in effect from year-to-year after November 9, 2006 provided such continuance is approved at least annually by (i) the Board of Directors and (ii) a majority of the directors who are not parties to the administration agreement or “interested persons” of any such party. On October 25, 2006, the Board of Directors, including all of the independent directors, approved an extension of the administration agreement through November 9, 2007.

Indemnity Agreements

The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines, liabilities, losses, penalties, excise taxes and amounts paid in settlement he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director or officer of the Company, and otherwise to the fullest extent permitted under Maryland law and the Company's Certificate of Incorporation and Bylaws. In addition, the investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the manager, its partners and the managers’ and its partners’ respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon any of the manager’s duties or obligations under the investment advisory agreement or otherwise as the investment adviser of the Company.

Compensation of Directors

The Company is the only fund in the fund complex. The following table sets forth the estimated compensation paid to the directors in 2006:

Name of Person, Position	Aggregate Compensation from Company	Total Compensation from Company and Company Complex Paid to Directors(2)

Independent directors
Edward W. Blessing	$70,000	$70,000
C. Kent Conine	$70,000	$70,000
James. R. Latimer, III	$75,000	$75,000
Interested directors(1)
David R. Albin	$0	$0
Kenneth A. Hersh	$0	$0

——————

(1)

Interested directors do not receive any direct compensation from the Company.

(2)

The Company does not have a bonus, profit sharing or retirement plan, and directors and officers do not receive any pension or retirement benefits.

During 2007, each director who is not an officer of the Company will receive an annual fee of $65,000 and reimbursement for all out-of-pocket expenses relating to attendance at such meetings. In addition, the Chairman of the Audit Committee receives an annual fee of $10,000 in quarterly payments, and each chairman of any other committee will receive an annual fee of $5,000 in quarterly payments. The independent directors do not receive any additional compensation from the Company or portfolio companies for any additional services rendered. Each director who is not an officer of the Company is also provided an allowance of up to $5,000 to be used for professional training purposes. The directors who were not officers of the Company were paid an aggregate of $215,000 as compensation for the year ended December 31, 2006, representing the annual fees for the year served in 2006.

Certain Relationships and Related Transactions

The Company has entered into an investment advisory agreement with NGP Investment Advisor, LP, an administration agreement with NGP Administration, LLC and indemnity agreements with certain executive officers. For more information regarding these agreements, see “Investment Advisory Agreement,” “Administration Agreement” and “Indemnity Agreements” above.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the federal securities laws, the Company’s directors, executive (and certain other) officers, and any persons holding more than ten percent of the Company’s common stock are required to report their ownership of the Company’s common stock and any changes in that ownership to the Company and the SEC. Specific due dates for these reports have been established by regulation and the Company is required to report in this proxy statement any failure to file by these dates in 2006. Based upon a review of filings with the SEC and written representations of the Company’s directors, officers and ten percent holders that no other reports were required, we believe that all of the directors and executive officers complied during 2006 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 and as of March 23, 2007, are current in their filings.

Information about the Audit Committee and the Principal Accountant

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, Securities Exchange Act of 1934, or the 1940 Act, except to the extent that the Company specifically incorporates this Report by reference therein.

The Audit Committee is responsible for the selection and engagement of the Company’s independent auditors; the review and pre-approval of both the audit and non-audit work of the Company’s independent public accountants; and the review of the Company’s compliance with regulations of the SEC and the Internal Revenue Service, and other related matters. The Company adopted an Audit Committee Charter on August 12, 2004. The full text of the Committee’s charter is available on the Company’s website (www.ngpcrc.com).

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statement are prepared in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

The Committee met nine times during 2006. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its duties. The Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent auditor without the presence of management.

As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditor all annual and quarterly financial statements prior to their issuance. During 2006, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with PricewaterhouseCoopers LLP of matters required to be disclosed pursuant to Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended) and 90 (Audit Committee Communications), including the quality of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee, as amended).

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements for the year ended December 31, 2006, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

The Audit Committee

James R. Latimer, III, Chairman
Edward W. Blessing
C. Kent Conine

Relationship with Independent Accountants

The Audit Committee has selected the accounting firm of PricewaterhouseCoopers LLP (“PWC”) to audit the Company’s financial statements for, and otherwise act as the Company’s independent accountants with respect to the fiscal year ending December 31, 2006. PWC is the largest accounting firm in the world and the largest auditor of investment companies. Given PWC’s experience and presence in the accounting profession and in the industry of the Company, the Audit Committee (composed entirely of independent directors) determined that it was not necessary to submit the selection of PWC as the Company’s auditor to the Company’s stockholders for ratification. If, in the future, the Board of Directors or the Audit Committee has any significant question as to PWC’s ability to serve as the Company’s auditor, the Audit Committee would either seek to engage another accounting firm or, if the committee nevertheless elects to retain PWC as the Company’s auditor, the Board would seek ratification of the selection of PWC by the Company’s stockholders.

Effective April 19, 2005, the Audit Committee dismissed KPMG LLP as its principal accountant and engaged PWC as its new independent auditors for the fiscal year ending December 31, 2005. After careful consideration, the Audit Committee determined that it was in the best interests of the Company and its stockholders to select PWC to serve as the Company’s independent auditors for the fiscal year ending December 31, 2005. The Audit Committee based its decision, in part, upon PWC’s position as the largest accounting firm in the world and its considerable experience with investment companies.

KPMG LLP’s reports on the Company’s consolidated financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the company’s financial statements for the year ended December 31, 2004, there were no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the matter in its report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Since the commencement of the Company’s operations on August 6, 2004 and through the date of the appointment of PWC by the Company, the Company did not consult with PWC regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K. Since the commencement of Company’s operations on August 6, 2004 through April 12, 2007, there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

Representatives of PWC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The following table represents aggregate fees billed to the Company for the fiscal year ended December 31, 2006 by PWC, the company’s principal accountant.

2006

Audit Fees	$291,050
Audit-related Fees	$10,000
Tax Fees	$34,850
All Other Fees	$0

All of the audit-related and tax compliance consultation services were pre-approved by the Audit Committee. The Audit Committee has considered whether the provisions of non-audit services by PWC to the Company, the manager, and NGP Administration, LLC compatible with maintaining PWC’s independence in the conduct of its auditing functions. In connection with PWC’s audit of the Company’s financial statements for 2006, the Board pre-approved a fee of $296,000.

There were no non-audit services billed by PWC to the manager or the administrator. In addition, PWC did not provide any non-audit services to any entity controlling, controlled by, or under common control with the manager.

The Audit Committee’s procedure is to approve prior to commencement of the engagement or project all audit and permitted non-audit services (including the fees and terms thereof) to be performed by the independent auditor for the Company, for the manager on behalf of the Company, and for any entity controlling, controlled by, or under common control with the manager on behalf of the Company, subject to the de minimis exception for non-audit services set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X that are approved by the Audit Committee before completion of the audit. In pre-approving all audit services and permitted non-audit services provided by the independent auditor, the Audit Committee or a delegated member must consider whether the provision of the permitted non-audit services is compatible with maintaining the independence of, and its status as, the Company’s independent auditor.

The Company’s portfolio companies may engage the independent auditor to perform audit and other services, the Company does not participate in the selection or appointment of the independent auditor by its portfolio companies.

Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-audit services include certain services that are audit-related such as consultations regarding financial accounting standards and reporting standards and tax services. Certain services may not be provided by the independent auditor to the Company without jeopardizing the auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser, or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Company’s financial statements. These types of services include bookkeeping, financial information systems design and implementation, valuation services, and internal audit outsourcing services.

Audit services performed by PWC during the most recent fiscal year included examination of the financial statements of the Company and review of filings with the SEC. PWC will prepare the Company’s tax returns for the year ended December 31, 2006.

OTHER MATTERS

The Board knows of no matters other than those listed in the Notice of Annual Meeting that are likely to come before the annual meeting. However, if any other matter properly comes before the meeting, the individuals named as proxies will vote in accordance with their best judgment on such matters.

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting are not received by the time scheduled for the annual meeting, the individuals named as proxies may move for one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares present at the meeting.

ANNUAL REPORT

The financial statements of the Company are contained in the 2006 Annual Report to Stockholders, which has been provided to the stockholders concurrently herewith. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. A copy of the Company’s Annual Report to Stockholders is available without charge upon request. Please direct your request to NGP Capital Resources Company, Attention: Investor Relations, 1221 McKinney Street, Suite 2975, Houston, Texas 77010, (713) 752-0062.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2008 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2008 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, the Company’s Secretary must receive stockholder proposals no later than December 14, 2007. Proposals should be sent to the Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010, Attention: Stephen K. Gardner. Submission of a stockholder proposal does not guarantee inclusion in the Company’s proxy statement or form of proxy because certain SEC rules must be met.

Advance Notice Procedure. Under the bylaws no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered an appropriate notice to the Company’s Secretary. To be properly brought before the meeting a stockholder must deliver a written notice to the Company at the address set forth in the following paragraph of the stockholder’s intention to present a proposal (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 120 nor more than 150 days prior the anniversary of the date of mailing of the notice of the preceding year’s meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year’s annual meeting, notice to be delivered timely must be delivered not less than 120 nor more than 150 days prior to the date of the annual meeting or by the tenth day following the date on which public announcement of the date of the meeting is made.

In addition, under the bylaws if you are a stockholder and wish to make a director nomination at a stockholders’ meeting, you must deliver written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Stephen K. Gardner, Secretary, NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010, within the time limits described above for delivering of notice of stockholder proposal and comply with the information requirements in the bylaws relating to stockholder nominations. See “Meetings of the Board of Directors and Committees – Nominating and Corporate Governance Committee” for additional information about stockholder nominations.

These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

The proxy solicited by the Board of Directors for the 2008 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than December 1, 2007.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Corporate Secretary, 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NGP CAPITAL RESOURCES COMPANY

The undersigned hereby appoints John H. Homier and Stephen K. Gardner as proxies, with power to act without the other and with power of substitution, and authorizes them to represent and vote, as designated on the other side, all the shares of common stock of NGP Capital Resources Company held of record by the undersigned with all powers that the undersigned would possess if present at the Annual Meeting of Stockholders to be held at The Downtown Club, The Governor’s Rooms I and II, 1st City Tower, 1100 Caroline Street, Houston, Texas 77010 at 10:30 a.m. on May 16, 2007, or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

☐ FOLD AND DETACH HERE ☐

Your opinion is important to us. Please cast your vote today.

PROXY BY MAIL

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, OR IF NO
DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS, AND IN THE
DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS THAT COMES BEFORE
THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY IS SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this. ☒

The Board of Directors recommends a vote FOR ALL nominees in Proposal 1.

1.

To elect the following two persons as Class III directors who will serve as directors of NGP Capital Resources Company who will each serve for a term of three years or until his successor is duly elected and qualified.

	☐	Vote FOR ALL nominees listed below		☐	Vote WITHHELD FOR ALL nominees listed below

	☐	Vote FOR ALL EXCEPT the nominee written in below

		01. Kenneth A. Hersh	02. James R. Latimer, III

To withhold authority to vote for either nominee mark “For All Except” and write the nominee number on the line provided:

Signature(s)	Signature(s)	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title as such.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.